                                                                    EXHIBIT 10.3


                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                                 LOAN AGREEMENT

                                     BETWEEN

                          AMYLIN PHARMACEUTICALS, INC.

                                       AND

                              ELI LILLY AND COMPANY

SECTION 1.        DEFINITIONS...............................................................1

        1.1    Defined Terms................................................................1

        1.2    Accounting Terms.............................................................6

        1.3    Singular and Plural..........................................................6

        1.4    Elements of this Agreement...................................................7

SECTION 2.        AMOUNT AND TERMS OF CREDIT................................................7

        2.1    Commitment...................................................................7

        2.2    Requests for Advances........................................................7

        2.3    Development Advances.........................................................7

        2.4    Commercialization Advances...................................................8

        2.5    Disbursement of Advances.....................................................9

        2.6    Security for Obligations.....................................................9

        2.7    Agreement to Subordinate.....................................................9

SECTION 3.        INTEREST AND PAYMENTS....................................................10

        3.1    Interest....................................................................10

        3.2    Payment Dates...............................................................10

        3.3    Early Repayment.............................................................10

        3.4    Right of Offset.............................................................11

        3.5    Payments on Non-Business Day................................................11

        3.6    Payment Procedures..........................................................11

        3.7    Optional Prepayments........................................................11

        3.8    Collection Costs............................................................11

SECTION 4.        CONVERSION...............................................................11

        4.1    Exercise of Conversion Rights...............................................11

        4.2    Fair Market Value...........................................................12

        4.3    Conversion Notice...........................................................12

        4.4    Delivery of Loan Conversion Shares; Adjustment of Note......................13

        4.5    No Rights as Stockholders...................................................13

        4.6    Conditions Precedent to Each Conversion.....................................13

        4.7    Amylin Covenants Relating to Conversions....................................14

SECTION 5.        CONDITIONS PRECEDENT.....................................................14

        5.1    Conditions Precedent to Disbursement of Advances............................14

        5.2    Closing Documents...........................................................15

SECTION 6.        REPRESENTATIONS AND WARRANTIES OF AMYLIN.................................16

        6.1    Organization, Good Standing and Qualification...............................16

        6.2    Authorization; Due Execution................................................16

        6.3    Valid Issuance of Stock.....................................................16

        6.4    No Defaults.................................................................16

        6.5    SEC Filings.................................................................16

        6.6    Governmental Consents.......................................................17

        6.7    No Conflict.................................................................17

        6.8    Litigation..................................................................17

        6.9    Payment of Taxes............................................................17

        6.10   Compliance..................................................................18

        6.11   Financial Statements........................................................18

        6.12   J&J Loan....................................................................18

        6.13   Full Disclosure; Survival...................................................18

SECTION 7.        REPRESENTATIONS AND WARRANTIES OF LILLY..................................18

        7.1    Authorization; Due Execution................................................18

        7.2    Purchase Entirely for Own Account...........................................18

        7.3    Disclosure of Information...................................................19

        7.4    Investment Experience.......................................................19

        7.5    Accredited Investor.........................................................19

        7.6    Restricted Securities.......................................................19

SECTION 8.        COVENANTS................................................................20

        8.1    Maintenance of Existence and Rights.........................................20

        8.2    Governmental and Other Approvals............................................20

        8.3    Compliance with Laws........................................................20

        8.4    Use of Proceeds.............................................................20

        8.5    Payment of Taxes............................................................20

        8.6    Financial and Other Reports.................................................21

        8.7    Access to Information.......................................................22

        8.8    Litigation..................................................................22

        8.9    Notices/Material Developments...............................................22

        8.10   No Liens....................................................................22

        8.11   No Prepayments of Debt......................................................22

        8.12   No Dividends................................................................22

SECTION 9.        EVENTS OF DEFAULT........................................................22

        9.1    Events of Default...........................................................22

SECTION 10.       LILLY'S RIGHTS AND REMEDIES..............................................23

        10.1   Rights and Remedies.........................................................23

        10.2   Waiver of Defaults..........................................................24

        10.3   Remedies Cumulative.........................................................24

        10.4   Waiver......................................................................24

SECTION 11.       AGREEMENT NOT TO SELL....................................................24

        11.1   Agreement Not to Sell.......................................................24

SECTION 12.       MISCELLANEOUS............................................................24

        12.1   Subordination...............................................................24

        12.2   Governing Law...............................................................25

        12.3   Assignment..................................................................25

        12.4   Entire Agreement............................................................25

        12.5   Severability................................................................25

        12.6   Titles and Subtitles........................................................25

        12.7   Notices.....................................................................25

        12.8   Waiver......................................................................26

        12.9   Counterparts................................................................26

                                 LOAN AGREEMENT

        THIS LOAN AGREEMENT (the "LOAN AGREEMENT") is made as of this 19th day of September, 2002 (the "EFFECTIVE DATE") by and between AMYLIN PHARMACEUTICALS, INC., a Delaware corporation, having a principal place of business at 9373 Towne Center Drive, San Diego, California 92121 ("AMYLIN"), and ELI LILLY AND COMPANY, an Indiana corporation having a principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 ("LILLY").

                                    RECITALS

        WHEREAS, Amylin and Lilly have entered into that certain Collaboration Agreement of even date herewith (the "COLLABORATION AGREEMENT");

        WHEREAS, in connection with, and as a condition of Amylin and Lilly entering into, the Collaboration Agreement, Amylin and Lilly have agreed to enter into this Loan Agreement pursuant to which Amylin may obtain credit from Lilly, subject to the terms and conditions stated herein, for amounts up to the Loan Commitment; and

        WHEREAS, Lilly is willing to provide such credit to and in favor of Amylin, subject to the terms and conditions of this Loan Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    AGREEMENT

SECTION 1. DEFINITIONS

        1.1 DEFINED TERMS. Unless otherwise defined in this Loan Agreement, all capitalized terms shall have the meanings given them in the Collaboration Agreement. As used in this Loan Agreement, the following terms shall have the following respective meanings:

                "ADVANCE" means the loans made, or to be made, pursuant to
Section 2 of this Loan Agreement.

                "ADVANCE PERIOD" has the meaning specified in Section 2.1.

                "AMIGO TRIAL MILESTONE" means the passage of a period of forty-five (45) days after the Early Termination Date without Lilly having given, prior to the expiration of such period, notice of election to terminate the Collaboration Agreement.

                "BID COMMERCIALIZATION COSTS" means Commercialization Costs incurred or to be incurred by Amylin in the performance of its responsibilities under the Commercialization Plan with respect to the BID Product.



                                       1.

                "BID DEVELOPMENT COSTS" means Development Costs incurred or to be incurred by Amylin in the performance of its responsibilities under the Development Plan with respect to the BID Product.

                "BID PRODUCT" means the Product being studied in the Amigo
Trials.

                "BORROWING DATE" means any date on which an Advance occurs.

                "BORROWING REQUEST" shall have the meaning set forth in Section 2.2.

                "BUSINESS DAY" means any day, other than a Saturday, Sunday or holiday.

                "COLLABORATION AGREEMENT" has the meaning specified in the Recitals.

                "COLLATERAL" means all right, title and interest of Amylin in, to and under the Amylin Rights and all other personal property of Amylin, other than Excluded Intellectual Property, now owned and existing or hereafter acquired or arising, and wherever located including, without limitation, the following described property of Amylin (each capitalized term used in this definition shall have in this definition and in this Agreement the meaning given to it by the UCC): Accounts, General Intangibles, Chattel Paper, Commercial Tort Claims, Documents, Instruments, Investment Property, letters of credit and Letter-Of-Credit Rights, Equipment, Inventory, Goods, Software, all cash, and Deposit Accounts and all demand, time, savings, passbook and like accounts maintained by Amylin with any bank, savings and loan association, credit union or like organization, all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Amylin pertaining to any of the foregoing personal property, and all Products of and Accessions to each and all of the foregoing and all Proceeds of all and each of the foregoing.

                "COMMON STOCK" means Amylin's Common Stock, par value $0.001 per share.

                "CONVERSION DATE" means, with respect to any Conversion, the date as of which such Conversion is effective, determined in accordance with
Section 4.1.

                "CONVERTIBLE INDEBTEDNESS" means, as of any date, all Indebtedness outstanding as of such date other than Indebtedness representing the principal amount of any Advance that was made less than two years prior to such date; provided, however, that all outstanding Indebtedness shall be deemed to be Convertible Indebtedness immediately upon the occurrence of any Event of Default.

                "DAMAGES" shall include any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including reasonable attorneys' fees), charge, cost (including costs of investigation) or expense of any nature.

                "EFFECTIVE DATE" has the meaning specified in the opening paragraph hereof.

                "EVENT OF DEFAULT" means any of those conditions or events listed in Section 9 of this Loan Agreement.



                                       2.

                "EXCLUDED INTELLECTUAL PROPERTY" means all Intellectual Property of Amylin, now owned and existing or hereafter acquired, other than the Amylin Rights.

                "FINANCIAL STATEMENTS" means, with respect to any accounting period for any Person, consolidated statements of income, shareholders' equity and cash flows of such Person and its subsidiaries for such period, and a consolidated balance sheet of such Person and its subsidiaries as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

                "FIRST PAYMENT DATE" means the earlier of (i) June 30, 2007, or
(ii) the first anniversary of Product Launch in the U.S.

                "FUNDAMENTAL CHANGE" means any (i) reclassification or recapitalization of the outstanding shares of Common Stock, (ii) sale or disposition of all or substantially all of Amylin's assets, (iii) merger or similar transaction of Amylin in which Amylin is not the surviving entity or in which Amylin survives as a wholly owned subsidiary of another entity, (iv) conversion of Amylin from a corporation to another form of entity, or (v) redomestication of Amylin from Delaware to any other jurisdiction of organization.

                "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time, consistently applied.

                "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                "INDEBTEDNESS" means, as of any given time, Amylin's entire indebtedness to Lilly as of such time arising under any of the Loan Documents in respect of principal, interest, fees, costs or otherwise.

                "INTELLECTUAL PROPERTY" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all rights arising under or in connection with all Patents and Patent disclosures, (b) all trademarks, service marks, trade dress, logos, slogans, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof (including all goodwill associated therewith), and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all trade secrets and confidential business information (including, without limitation, ideas, research, know-how, techniques, methods, data, clinical and regulatory strategies, customer lists, and business and marketing plans and proposals), (e) all computer software (including data and related documentation), and (f) all copies and tangible embodiments thereof (in whatever form or medium).

                "INTERCREDITOR AGREEMENT" has the meaning specified in Section 2.7.

                "J&J LOAN" means the Loan and Security Agreement dated June 20, 1995 by and between Amylin and Johnson & Johnson.



                                       3.

                "LEGAL PROCEEDING" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

                "LEGAL REQUIREMENT" shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

                "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or leased asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor," any financing or continuation statement under the Uniform Commercial Code of any jurisdiction.

                "LOAN COMMITMENT" means, prior to the achievement of the Amigo Trial Milestone, the principal amount of $7,500,000 and, thereafter, the principal amount of $110,000,000.

                "LOAN CONVERSION SHARES" means, collectively, the shares of Common Stock issuable upon conversion of Convertible Indebtedness pursuant to
Section 4 of this Loan Agreement.

                "LOAN DOCUMENTS" means collectively, this Loan Agreement, the Note, the Security Agreement, and any other agreement or instrument executed pursuant to or in connection with the Obligations, as such documents may be amended, modified, supplemented or restated from time to time. Loan Documents do not include the Collaboration Agreement or the Related Agreements.

                "MATERIAL ADVERSE EFFECT" means a material adverse effect upon
(a) the business, condition (financial or otherwise), operations, performance or assets of Amylin taken as a whole, (b) the ability of Amylin to perform its obligations under the Loan Documents, or (c) the ability of Lilly to enforce the Obligations or any of its rights in the Collateral.

                "MATURITY DATE" means, unless earlier converted, the earlier of
(i) thirty-six (36) months following Product Launch in the U.S. and (ii) June 30, 2009.

                "MAXIMUM SENIOR WORKING CAPITAL INDEBTEDNESS" has the meaning specified in Section 2.7.

                "NOTE" means the convertible promissory note executed by Amylin evidencing the Indebtedness, substantially in the form of EXHIBIT A attached hereto.



                                       4.

                "OBLIGATIONS" means all Indebtedness, liabilities, obligations, covenants and duties arising under any of the Loan Documents owing by Amylin to Lilly whether direct or indirect, absolute or contingent.

                "OTHER INDEBTEDNESS" means any indebtedness of Amylin for borrowed money other than the Indebtedness.

                "PAYMENT DATE" means any of the dates on which payment of unconverted Indebtedness is due as set forth in Section 2.7, 3.2, 3.3 or 10.1.

                "PERMITTED LIENS" means:

                (i) Liens securing purchase money indebtedness or obligations under any lease of property that is capitalized on Amylin's balance sheet in accordance with GAAP;

                (ii) Liens with respect to the payment of taxes, assessments or governmental charges that are not yet due or that are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                (iii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and similar Liens imposed by law created in the ordinary course of business for amounts that are not yet due or that are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                (iv) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits;

                (v) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Amylin; and

                (vi) any interest or title of the lessor in the property subject to any operating lease entered into by Amylin in the ordinary course of business.

                "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between Lilly and Amylin entered into in connection with the execution of this Loan Agreement and the Collaboration Agreement.

                "SEC" means the United States Securities and Exchange
Commission.



                                       5.

                "SECOND PAYMENT DATE" means the earlier of (i) June 30, 2008, or
(ii) the second anniversary of Product Launch in the U.S.

                "SECURITY AGREEMENT" means the Security Agreement to be negotiated in good faith by Amylin and Lilly and executed and delivered by Amylin in favor of Lilly as soon as reasonably practicable following the date hereof, as the same may be amended, restated, supplemented and/or modified from time to time.

                "SECURITY INTEREST" has the meaning specified in Section 2.6.

                "SENIOR INDEBTEDNESS" means, as of any time, all Other Indebtedness owing at such time pursuant to the J&J Loan in an amount not to exceed the principal balance of the J&J Loan outstanding as of the Effective Date plus all interest thereon accrued before, on or after the Effective Date.

                "SR DEVELOPMENT COSTS" means Development Costs incurred or to be incurred by Amylin in the performance of its responsibilities under the Development Plan with respect to the SR Product.

                "TERM" means the period from the Effective Date until the later of (i) the expiration of the Advance Period, and (ii) the date on which all outstanding Indebtedness has been repaid in full; provided that Amylin shall be entitled to terminate this Agreement and the Term hereunder shall expire upon written notice to Lilly at any time (a) prior to any Advance by Lilly to Amylin hereunder or (b) following repayment in full of all then outstanding Indebtedness.

                "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lilly's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                "WORKING CAPITAL LENDER" has the meaning specified in Section
2.7.

                "WORKING CAPITAL LOAN" has the meaning set forth in Section 2.7.

        1.2 ACCOUNTING TERMS. All accounting terms not specifically defined in this Loan Agreement shall be determined and construed in accordance with GAAP.

        1.3 SINGULAR AND PLURAL. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.



                                       6.

        1.4 ELEMENTS OF THIS AGREEMENT. When a reference is made in this Loan Agreement to the Recitals, Articles, Sections, Exhibits or Schedules, such reference is to a Recital, Article or Section of, or an Exhibit or Schedule to, this Loan Agreement, unless otherwise indicated.

SECTION 2. AMOUNT AND TERMS OF CREDIT

        2.1 COMMITMENT. Subject to the terms and conditions of this Loan Agreement, Lilly agrees to make Advances to Amylin from time to time beginning on the dates specified in Sections 2.3 and 2.4 and ending on the Business Day immediately preceding the First Payment Date (the "ADVANCE PERIOD"). Notwithstanding any other provision of this Loan Agreement, the aggregate principal amount of all Advances outstanding at any time shall not exceed the amount of the Loan Commitment as of such time. The Advances shall be evidenced by the Note executed by Amylin in the original principal amount of the Loan Commitment.

        2.2 REQUESTS FOR ADVANCES. Amylin may request, no more frequently than once per Calendar Quarter, an Advance (each such request, a "BORROWING REQUEST") by delivering to Lilly a written request, which must also provide disbursement instructions and include the certifications referred to in Section 5.1. Amylin shall provide the amount and date of such Advance (which date must be a Business Day not earlier than five (5) Business Days following the date of delivery of such Borrowing Request) with respect to and at the time of each Borrowing Request; provided, however, that the date of the Advance may follow the date of delivery of the Borrowing Request by only one (1) Business Day if the full amount of such Advance is to be applied by Lilly to amounts owing by Amylin to Lilly pursuant to the Collaboration Agreement (i.e., Amylin's application of the proceeds of such Advance must be consistent with the use of proceeds covenant set forth in this Loan Agreement).

        2.3 DEVELOPMENT ADVANCES. During the Advance Period, Amylin may request Advances to pay for Development Costs under the Collaboration Agreement as follows:

                (a) Commencing with the Calendar Year during which the earlier of the following occur: (i) the date on which the first Amigo Trial meets or exceeds the primary clinical endpoint for such Phase 3 Clinical Trial, or (ii) if primary endpoints in any of the Amigo Trials are not met or exceeded, the date as of which the Amigo Trial Milestone has been achieved, then, subject to the limit of the Loan Commitment in effect at the time of any Borrowing Request, Amylin may request, beginning on the earlier of (i) or (ii) above, Advances of up to [...***...] per Calendar Year (the "ANNUAL BID DEVELOPMENT LOAN AMOUNT") for that Calendar Year and each of the next [...***...] Calendar Years (the "BID DEVELOPMENT LOAN PERIOD") for the purpose of paying BID Development Costs (the "BID DEVELOPMENT ADVANCES"). In any given Calendar Year, if Amylin receives BID Development Advances totaling less than the Annual BID Development Loan Amount, then in any subsequent Calendar Year during the BID Development Loan Period the Annual BID Development Loan Amount applicable to such Calendar Year shall be increased by the difference between the Annual BID Development Loan Amount available for the preceding Calendar Year and the actual amount of BID Development Advances that Amylin receives during such preceding Calendar Year. Notwithstanding the foregoing or any other provision of this Loan Agreement, Amylin shall not request, and Lilly shall not be obligated to make, BID Development Advances in any Calendar Year in an aggregate amount greater than the amount of BID Development


                                               *CONFIDENTIAL TREATMENT REQUESTED



                                       7.

Costs reasonably anticipated to be incurred by Amylin during that year. The approved Development Budget for any Calendar Year shall be the basis for determining the amount of BID Development Costs reasonably anticipated to be incurred by Amylin during that year, unless and until the JDC approves a deviation from that budget.

                (b) Commencing with the Calendar Year in which Amylin first enrolls a patient in a Phase 3 Clinical Trial for an SR Product, then, subject to the limit of the Loan Commitment in effect at the time of any Borrowing Request, Amylin may request Advances of up to [...***...] per Calendar Year (the "ANNUAL SR DEVELOPMENT LOAN AMOUNT") for [...***...] Calendar Years (the "SR DEVELOPMENT LOAN PERIOD") for the purpose of paying SR Development Costs (the "SR DEVELOPMENT ADVANCES"). In any given Calendar Year, if Amylin receives SR Development Advances totaling less than the Annual SR Development Loan Amount, then in any subsequent Calendar Year during the SR Development Loan Period the Annual SR Development Loan Amount applicable to such Calendar Year shall be increased by the difference between the Annual SR Development Loan Amount available for the preceding Calendar Year and the actual amount of SR Development Advances that Amylin receives during such preceding Calendar Year. Notwithstanding the foregoing or any other provision of this Loan Agreement, Amylin shall not request, and Lilly shall not be obligated to make, SR Development Advances in any Calendar Year in an aggregate amount greater than the amount of SR Development Costs reasonably anticipated to be incurred by Amylin during that year. The approved Development Budget for any Calendar Year shall be the basis for determining the amount of SR Development Costs reasonably anticipated to be incurred by Amylin during that year, unless and until the JDC approves a deviation from that budget.

        2.4 COMMERCIALIZATION ADVANCES. During the Advance Period, Amylin may request Advances to pay for BID Commercialization Costs (the "BID
COMMERCIALIZATION ADVANCES") as follows:

                (a) Commencing at the time Amylin receives notification from the FDA of [...***...], then, subject to the limit of the Loan Commitment in effect at the time of any Borrowing Request, Amylin may request BID Commercialization Advances of up to [...***...].

                (b) Commencing at the time Amylin receives notification from the FDA of [...***...], then, subject to the limit of the Loan Commitment in effect at the time of any Borrowing Request, Amylin may request BID Commercialization Advances of up to an additional [...***...].

                (c) Notwithstanding any other provision herein, prior to Product Launch in the U.S., Amylin shall not request, and Lilly shall not be obligated to make, BID Commercialization Advances in any Calendar Year in an aggregate amount greater than the amount of BID Commercialization Costs reasonably anticipated to be incurred by Amylin during that year. The approved Commercialization Budget for any Calendar Year shall be the basis for determining the amount of BID Commercialization Costs reasonably anticipated to be incurred by Amylin during that year, unless and until the JCC approves a deviation from that budget.



                                               *CONFIDENTIAL TREATMENT REQUESTED



                                       8.

        2.5 DISBURSEMENT OF ADVANCES. Subject to the terms and conditions of this Loan Agreement, Lilly shall make available to Amylin the amount of the Advance requested in accordance with the applicable Borrowing Request. All Advances pursuant to Sections 2.3 and 2.4 are cumulative, but shall not at any time exceed the Loan Commitment in aggregate outstanding principal amount.

        2.6 SECURITY FOR OBLIGATIONS. Payment and performance of the Obligations at all times shall be secured by a first and prior security interest in favor of Lilly (the "SECURITY INTEREST") in all of Amylin's right, title and interest in and to the Collateral, subject only to Permitted Liens and to the provisions of
Section 2.7 below.

        2.7 AGREEMENT TO SUBORDINATE. Notwithstanding any contrary provision in this Loan Agreement or in the Security Agreement, Lilly agrees that:

                (a) WORKING CAPITAL LOAN. At any time upon the request of Amylin, Lilly shall subordinate (a) the Indebtedness to Other Indebtedness incurred by Amylin for working capital purposes (a "WORKING CAPITAL LOAN"), up to a maximum aggregate amount of [...***...] (the "MAXIMUM SENIOR WORKING CAPITAL INDEBTEDNESS"), pursuant to borrowing arrangements entered into from time to time with one or more commercial lenders or lender groups (each, a "WORKING CAPITAL LENDER"), and (b) the Security Interest to any security interest hereafter granted by Amylin to any Working Capital Lender to secure any Working Capital Loan up to the aggregate amount of the Maximum Senior Working Capital Indebtedness. In connection with such subordination, Lilly will enter into an intercreditor agreement with the Working Capital Lender containing terms and conditions that are reasonably acceptable to both Lilly and the Working Capital Lender (the "INTERCREDITOR AGREEMENT"). Notwithstanding any other provision herein to the contrary, except as and to the extent provided in
Section 2.7(b) below, the subordination of the Indebtedness and the Security Interest provided for herein shall be effective only to the extent of an amount equal to the Maximum Senior Working Capital Indebtedness and shall not be effective with respect to any portion of any Working Capital Loan in excess of such amount. Furthermore, and notwithstanding any other provision herein to the contrary, the "Maximum Senior Working Capital Indebtedness" shall be [...***...].

                (b) UNLIMITED SENIOR WORKING CAPITAL INDEBTEDNESS. At any time upon the request of Amylin, Lilly will enter into an amendment to the Intercreditor Agreement to eliminate the cap on the Maximum Senior Working Capital Indebtedness so that the Indebtedness and the Security Interest thereafter will be subordinated to all Working Capital Loans without limitation on the amount thereof, subject to the conditions precedent, however, that in connection with such amendment:

                (i) OUTSTANDING INDEBTEDNESS. If at the time such amendment is to be entered into the outstanding amount of the Indebtedness would, but for the provisions of this clause (i), exceed [...***...], then Amylin shall make, concurrently with or prior to the execution of such amendment, a payment to Lilly in respect of the Indebtedness in such amount as is necessary to



                                               *CONFIDENTIAL TREATMENT REQUESTED



                                       9.

                        reduce the outstanding amount of the Indebtedness to an amount less than or equal to [...***...].

                (ii) AMENDMENT TO LOAN AGREEMENT. Lilly and Amylin shall enter into an amendment to this Loan Agreement, in form and substance reasonably acceptable to both Lilly and Amylin, which (x) reduces the amount of the Loan Commitment applicable after achievement of the Amigo Trial Milestone from $110,000,000 to [...***...], (y)
                        modifies the definition of Convertible Indebtedness by replacing the phrase "other than Indebtedness representing the principal amount of any Advance that was made less than two years prior to such date" with the phrase "other than Indebtedness representing the principal amount of any Advance that was made less than one year prior to such date"; and (z) makes such conforming changes as may be necessary or appropriate, in the reasonable judgment of Lilly and Amylin, to effectuate the amendments referred to in clauses (x) and
                        (y) above.

                (iii) CORRESPONDING AMENDMENTS TO OTHER AGREEMENTS. Lilly and Amylin shall enter into such corresponding amendments, if any, to the Collaboration Agreement and/or any of the Related Agreements as may be necessary or appropriate, in the reasonable judgment of Lilly and Amylin, to effectuate the provisions of this Section 2.7(b).

SECTION 3. INTEREST AND PAYMENTS

        3.1 INTEREST.

                (a) ADVANCES. All Indebtedness outstanding from time to time shall bear interest at a [...***...]; provided, however, that from and during the continuance of an Event of Default, the outstanding Indebtedness shall bear interest at a [...***...]. Interest shall be due and payable as provided in
Section 3.2.

                (b) INTEREST COMPUTATIONS. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

        3.2 PAYMENT DATES. Except as provided in Sections 2.7(b)(i), 3.3 or 10.1, all outstanding Indebtedness shall be due and payable as follows: (i) fifty percent (50%) of all Indebtedness outstanding as of the First Payment Date shall be due and payable on the First Payment Date; (ii) sixty percent (60%) of all Indebtedness outstanding as of the Second Payment Date shall be due and payable on the Second Payment Date; and (iii) the balance of all outstanding Indebtedness shall be due and payable on the Maturity Date.

        3.3 EARLY REPAYMENT. Notwithstanding Section 3.2 or any other provision of this Loan Agreement, all outstanding Indebtedness shall be due and payable immediately without any notice or other action by Lilly upon the occurrence of any of the following events: (a) the


                                               *CONFIDENTIAL TREATMENT REQUESTED



                                      10.

consummation of a Change in Control with respect to Amylin, or (b) termination of the Collaboration Agreement by Lilly pursuant to Section 12.2 thereof.

        3.4 RIGHT OF OFFSET. If and to the extent that Amylin defaults in the making of any payment on any Payment Date and such default shall not have been cured, Lilly may, at its election, withhold from Amylin the amount of any milestone, royalty, expense reimbursement or other payment of any nature owing from Lilly to Amylin under the Collaboration Agreement, any Related Agreement, any Loan Document or otherwise, up to an aggregate amount equal to the amount of the defaulted payment, and apply all amounts so withheld to the repayment of the outstanding Indebtedness. Upon such application, Lilly shall be deemed to have satisfied its obligation to pay the withheld amount to Amylin in respect of the applicable milestone, royalty, expense reimbursement or other payment, and Amylin shall be deemed to have discharged outstanding Indebtedness in the amount so applied.

        3.5 PAYMENTS ON NON-BUSINESS DAY. In the event that any payment of any principal, interest, fees or any other amounts payable by Amylin under or pursuant to this Loan Agreement, or under any other Loan Document shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the applicable rate(s) for and during any such extension.

        3.6 PAYMENT PROCEDURES. All sums payable by Amylin to Lilly under or pursuant to this Loan Agreement, or any other Loan Document, whether principal, interest, or otherwise, shall be paid, when due, directly to Lilly at the office of Lilly identified in the opening paragraph of this Loan Agreement, or at such other location as Lilly may designate in writing to Amylin from time to time, in immediately available United States funds, and without setoff, deduction or counterclaim.

        3.7 OPTIONAL PREPAYMENTS. Amylin may prepay the outstanding Indebtedness, in whole or in part, without premium or penalty, at any time and from time to time. Any partial prepayment shall be applied first to any Indebtedness consisting of amounts other than principal and interest, second to accrued but unpaid interest and finally to outstanding principal. Any partial prepayment applied to outstanding principal shall be deemed applied to the outstanding Advances in the order in which they were made.

        3.8 COLLECTION COSTS. All amounts payable by Amylin under any of the Loan Documents shall be payable without relief from valuation and appraisement laws, and with all collection costs and reasonable attorneys' fees.

SECTION 4. CONVERSION

        4.1 EXERCISE OF CONVERSION RIGHTS. At any time and from time to time, but subject to Section 4.6, Lilly may elect to convert all or any portion of the Convertible Indebtedness into shares of Common Stock as follows:

                (a) CONVERSION AMOUNT. Lilly shall deliver notice to Amylin pursuant to Section 4.3 (a "CONVERSION NOTICE") specifying the amount of Convertible Indebtedness to be so converted (the "CONVERSION AMOUNT"). Each conversion of Convertible Indebtedness pursuant



                                      11.

to such an election by Lilly shall be referred to herein as a "CONVERSION." Lilly shall be permitted to deliver a Conversion Notice with respect to Indebtedness that is not yet convertible as of the date of delivery of the Conversion Notice, so long as such Indebtedness will become Convertible Indebtedness on or before the applicable Conversion Date.

                (b) CONVERSION DATE. The Conversion Notice may include a demand or request that Amylin file a resale registration statement pursuant to the Registration Rights Agreement in connection with the Conversion and may specify that the effectiveness of the Conversion is conditioned upon the prior or concurrent effectiveness of such registration statement. If effectiveness of the Conversion is so conditioned, then the Conversion Date shall be the later of (i) the date on which such registration statement is declared effective by the SEC,
(ii) the date as of which all Section 4.6 conditions have been met, and (iii) the date as of which Indebtedness in the full amount of the Conversion Amount has become Convertible Indebtedness. If effectiveness of the Conversion is not so conditioned, then the Conversion Date shall be the later of (i) the date specified in the Conversion Notice (which shall be no earlier than the date on which the Conversion Notice is delivered to Amylin), (ii) the date as of which all Section 4.6 conditions have been met, and (iii) the date as of which Indebtedness in the full amount of the Conversion Amount has become Convertible Indebtedness.

                (c) CONVERSION PRICE. The number of shares of Common Stock issuable in connection with a Conversion shall be equal to the quotient of the applicable Conversion Amount divided by the Fair Market Value (as defined below) of one share of Common Stock.

        4.2 FAIR MARKET VALUE. For purposes of this Loan Agreement, the "FAIR MARKET VALUE" of Common Stock shall be determined as follows:

                (a) if the Common Stock is then traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value of one share of Common Stock shall be deemed to be the average of the closing sale prices for one share of Common Stock on such exchange or market, as the case may be, for the twenty (20) Business Days immediately preceding the Conversion Date;

                (b) if the Common Stock is not traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, but is traded in the over-the-counter market, the Fair Market Value of one share of Common Stock shall be deemed to be the average of the closing bid and asked prices reported by such market for the twenty (20) Business Days immediately preceding the Conversion Date; and

                (c) if the Common Stock is not traded on any recognized exchange or market, the Fair Market Value of one share of Common Stock shall be determined by Amylin's Board of Directors in good faith, which Board of Directors shall provide Lilly with a written statement of such Fair Market Value within fifteen (15) Business Days following any request therefor.

        4.3 CONVERSION NOTICE. A Conversion Notice to Amylin under this Section 4 shall be delivered to Amylin pursuant to the notice provisions set forth in
Section 12.7 of this Loan Agreement. Each such Conversion Notice shall state the Conversion Amount applicable to the Conversion, instruct Amylin to deliver a stock certificate representing the given Loan



                                      12.

Conversion Shares in the name of Lilly or its designee, and contain a certification by Lilly that its representations and warranties as set forth in
Section 7 of this Loan Agreement are true and correct on and as of the date that such Conversion Notice is delivered to Amylin.

        4.4 DELIVERY OF LOAN CONVERSION SHARES; ADJUSTMENT OF NOTE. On each Conversion Date, Lilly shall be entitled to receive a certificate for the number of Loan Conversion Shares applicable to the Conversion determined in accordance with this Section 4. Such certificate shall be issued, and Lilly shall be deemed to own the Loan Conversion Shares represented thereby, as of the Conversion Date. Upon the Conversion Date, but subject to Lilly's receipt of such certificate, the outstanding Indebtedness prior to said Conversion shall be deemed repaid to the extent of the applicable Conversion Amount as of the Conversion Date. No fractional shares or scrip representing fractional shares shall be issued in connection with a Conversion, and Lilly shall receive a cash payment in lieu thereof.

        4.5 NO RIGHTS AS STOCKHOLDERS. Neither this Loan Agreement nor the Note entitles Lilly to any voting rights or other rights as a stockholder of Amylin prior to the time of any Conversion.

        4.6 CONDITIONS PRECEDENT TO EACH CONVERSION. The obligation of Amylin to issue any Loan Conversion Shares shall be further subject to the satisfaction of each of the following conditions precedent on or before the Conversion Date:

                (a) The representations and warranties made by Lilly in Section 7 hereof shall be true and correct on and as of the date that a Conversion Notice is delivered to Amylin with the same force and effect as if they had been made as of such date (except that Lilly's representations and warranties in Section 7.2 may be made subject to Lilly's rights to resell Loan Conversion Shares pursuant to any Registration Statement filed by the Company with respect to such Shares pursuant to the Registration Rights Agreement);

                (b) Lilly shall have performed and complied in all material respects with all agreements, obligations and conditions in this Loan Agreement, if any, that are required to be performed or complied with by it on or before the date that any Conversion Notice is delivered to Amylin, and no material default by Lilly shall exist under the Collaboration Agreement or any Related Agreement or Loan Document as of the date of such Conversion Notice;

                (c) No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the proposed Conversion shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the proposed Conversion that makes consummation of the proposed Conversion illegal;

                (d) No Person shall have commenced or threatened to commence any Legal Proceeding challenging or seeking the recovery of a material amount of Damages in connection with the proposed Conversion;

                (e) Amylin shall not be required to obtain stockholder approval of the issuance of the Loan Conversion Shares applicable to the given Conversion in order to comply with Nasdaq Stock Market Marketplace Rules or similar stockholder voting requirements that



                                      13.

may be imposed on Amylin by any other established stock exchange or national market system on which the Common Stock is traded or listed (it being understood that to the extent that and for so long as any such stockholder approval would be required, Amylin shall not be obligated to make such Conversion or any other Conversion under this Loan Agreement); and

                (f) The waiting period applicable to the consummation of the transactions contemplated by this Loan Agreement, including any Conversion hereunder, or under the Collaboration Agreement, under the HSR Act shall have expired or been terminated.

                (g) The issuance of the Loan Conversion Shares shall not result in Lilly having acquired, pursuant to the Collaboration Agreement, the Loan Documents, and all of the Related Agreements, an aggregate number of shares of Common Stock that exceeds the lesser of (i) 19.9% of the number of outstanding shares of Common Stock as of the applicable Conversion Date or (ii) such number of shares of Common Stock as would have required Amylin, pursuant to Nasdaq rules, to obtain shareholder approval with respect to the transactions contemplated by the Loan Documents, the Collaboration Agreement or the Related Agreements. If the issuance would have that result, then Lilly may withdraw the Conversion Notice or elect to reduce the Conversion Amount as necessary in order to avoid that result (it being understood that to the extent that and for so long as any such stockholder approval would be required, Amylin shall not be obligated to make such Conversion or any other Conversion under this Loan Agreement).

        4.7 AMYLIN COVENANTS RELATING TO CONVERSIONS. During the Term, Amylin covenants and agrees as follows:

                (a) RESERVATION OF SHARES. It shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Convertible Indebtedness.

                (b) LISTING OF SHARES. It shall take all actions reasonably necessary to cause all Loan Conversion Shares, upon issuance, to be eligible for listing or trading on the principal market or exchange on which the Common Stock is then listed or traded.

                (c) REGISTRATION OF SHARES. It shall comply with all of its obligations under the Registration Rights Agreement.

                (d) FUNDAMENTAL CHANGE. In connection with any Fundamental Change, Amylin shall make equitable provision so that, upon any Conversion following such Fundamental Change, Lilly shall have the right to receive, in lieu of shares of Common Stock, the kind and amount of securities and other property that the holders of Common Stock received in connection with the Fundamental Change.

SECTION 5. CONDITIONS PRECEDENT

        5.1 CONDITIONS PRECEDENT TO DISBURSEMENT OF ADVANCES. The obligation of Lilly to make any Advance, including the initial Advance hereunder, shall be subject to the satisfaction of each of the following conditions precedent on or before any disbursement under such Advance:



                                      14.

                (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Amylin under the Collaboration Agreement (excluding Section
7.6 of the Collaboration Agreement) and this Loan Agreement shall be true and correct in all material respects on and as of the date of the applicable Borrowing Request with the same effect as though such representations and warranties had been made on and as of such date.

                (b) PERFORMANCE. Amylin shall have performed all material obligations and agreements and complied with all material covenants to be performed or complied with by it on or before the date of the applicable Borrowing Request pursuant to the Collaboration Agreement, any of the Related Agreements or any of the Loan Documents.

                (c) SECURITY AGREEMENT. The Security Agreement, shall have been duly authorized, executed and delivered by Amylin, and in compliance with the terms of this Loan Agreement.

                (d) MILESTONES. The event or events required for such Advance pursuant to Sections 2.3 and 2.4, as the case may be, shall have been achieved.

                (e) COLLABORATION AGREEMENT IN EFFECT. The Collaboration Agreement shall not have been terminated pursuant to its terms, and neither Lilly nor Amylin shall have given written notice of its intention to terminate the Collaboration Agreement.

                (f) NO DEFAULT. No Event of Default shall have occurred and be continuing.

                (g) CERTIFICATE. The applicable Borrowing Request shall include a certification by Amylin's chief financial officer, dated the date of the applicable Borrowing Request, in form and substance reasonably satisfactory to Lilly, to the effect that the conditions precedent set forth in this Section 5.1 have been satisfied.

                (h) MISCELLANEOUS. Amylin shall have provided to Lilly such documents and instruments as Lilly reasonably shall request for the purpose of perfecting the Security Interest, including (i) Uniform Commercial Code financing statements and (ii) filings to be made with the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or jurisdiction or any political subdivision thereof.

        5.2 CLOSING DOCUMENTS. Amylin shall provide to Lilly on the Effective Date each of the following:

                (a) NOTE. The Note, duly authorized, executed and delivered by Amylin, and in compliance with the terms of this Loan Agreement.

                (b) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, duly authorized, executed and delivered by Amylin, and in compliance with the terms of this Loan Agreement.



                                      15.

                (c) CORPORATE DOCUMENTS. A certificate of good standing with respect to Amylin, issued by the Delaware Secretary of State and reflecting Amylin's existence in good standing and payment of all applicable taxes and fees.

                (d) OPINION. A written opinion of Amylin's counsel, addressed to Lilly, in form and substance acceptable to Lilly.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF AMYLIN

        Amylin hereby represents and warrants to Lilly as of the Effective Date that:

        6.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Amylin is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. Amylin is duly qualified to transact business as a corporation and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect upon Amylin's ability to perform its obligations under any of the Loan Documents or the validity or enforceability of, or Lilly's rights and remedies under, this Loan Agreement or any of the other Loan Documents.

        6.2 AUTHORIZATION; DUE EXECUTION. Amylin has the requisite corporate power and authority to enter into each of the Loan Documents and to perform its obligations under the terms of each of the Loan Documents and, at the time of a Conversion pursuant to Section 4 of this Loan Agreement, will have the requisite corporate power to issue and sell the Loan Conversion Shares. All corporate action on the part of Amylin, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of each of the Loan Documents has been taken. Each of the Loan Documents has been duly authorized, executed and delivered by Amylin and, upon due execution and delivery by Lilly of this Loan Agreement, each of the Loan Documents will each be a valid and binding agreement of Amylin, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

        6.3 VALID ISSUANCE OF STOCK. The Loan Conversion Shares, when issued, sold and delivered in accordance with the terms of Section 4 hereof for the consideration and on the terms and conditions set forth herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of Lilly in this Loan Agreement, will be issued in compliance with all applicable federal and state securities laws.

        6.4 NO DEFAULTS. There exists no default under the provisions of any instrument or agreement evidencing, governing or otherwise relating to any Other Indebtedness, or with respect to any other agreement, a default under which could have a material adverse effect upon Amylin's ability to perform its obligations under any of the Loan Documents or the validity or enforceability of, or Lilly's rights and remedies under, this Loan Agreement or any of the other Loan Documents.

        6.5 SEC FILINGS. Amylin has timely filed with the SEC all reports, registration statements and other documents required to be filed by it (the "SEC FILINGS") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the



                                      16.

"SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"). The SEC Filings were prepared in accordance with and, as of the date on which each such SEC Filing was filed with the SEC, complied in all material respects with, the applicable requirements of the Securities Act or the Exchange Act, as the case may be. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent information contained in any of the SEC Filings has been revised, corrected or superseded by a later filing of any such form, report or document, none of the SEC Filings currently contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        6.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Amylin is required in connection with the consummation of the transactions contemplated by the Loan Documents, except for such approvals or consents as may be required under the HSR Act and such other notices as may be required or permitted to be filed with certain state and federal securities commissions after the Effective Date and after the issuance of Loan Conversion Shares, which notices will be filed on a timely basis.

        6.7 NO CONFLICT. Amylin's execution, delivery and performance of each of the Loan Documents does not violate any provision of Amylin's Certificate of Incorporation or Bylaws, each as amended as of the date hereof (copies of which have been filed with Amylin's SEC Filings), any provision of any order, writ, judgment, injunction, decree, determination or award to which Amylin is a party or by which it is bound, or, to Amylin's knowledge, any law, rule or regulation currently in effect having applicability to Amylin.

        6.8 LITIGATION. Except and to the extent disclosed in Amylin's SEC Filings, there is no action, litigation or proceeding pending or threatened against or involving Amylin in any court or before or by any agency or regulatory body which could result in a material judgment or liability against Amylin or which could materially and adversely affect (i) any material intellectual property of Amylin, (ii) any material portion of the Collateral,
(iii) the income of Amylin, or (iv) the right of Amylin to carry on its businesses as now conducted or as intended to be conducted.

        6.9 PAYMENT OF TAXES. Amylin has filed all tax returns which were required to be filed by it prior to and as of the date of this Loan Agreement. Amylin has paid all taxes and assessments which to Amylin's knowledge are payable by it, to the extent that the same have become due and payable and before they became delinquent, except for any taxes or assessments that are being contested in good faith by appropriate proceedings properly instituted and diligently conducted. Amylin does not know of any proposed material tax assessment against it or any of its properties for which adequate provision has not been made on its books.



                                      17.

        6.10 COMPLIANCE. Amylin is in compliance with and in conformity to all laws, ordinances, rules, regulations and all other legal requirements, the violation of which would have a material, adverse effect on its businesses, financial condition or properties.

        6.11 FINANCIAL STATEMENTS. The financial statements of Amylin included in its SEC Filings correctly and fairly present the financial condition, results of operations and cash flows of Amylin as of the dates and for the periods shown and covered thereby, in accordance with GAAP consistently applied, except that any such financial statements covering less than a full year may not include normal year-end adjustments or complete footnote disclosures. There has been no material adverse change in Amylin's business, financial condition, operations or prospects since the date of the most recent such financial statements.

        6.12 J&J LOAN. The copy of the J&J Loan filed with the SEC as an exhibit to Amylin's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, is a true, complete and correct copy of the J&J Loan (as redacted pursuant to an Order of the SEC granting confidential treatment of certain provisions thereof). The J&J Loan is in full force and effect, and no default has occurred or with the passage of time or giving of notice would occur. The total amount of indebtedness under the J&J Loan at June 30, 2002, was less than $60,000,000. Amylin is not permitted to make any further principal draws under the J&J Loan.

        6.13 FULL DISCLOSURE; SURVIVAL. None of the representations or warranties furnished by Amylin to Lilly in connection with any of the Loan Documents contains or will contain any untrue statement or omits or will omit a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading. All representations and warranties made by Amylin under or in connection with any of the Loan Documents shall survive the making of the Advances provided for herein and issuance and delivery of the Note to Lilly, notwithstanding any investigation made by Lilly or on Lilly's behalf.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF LILLY

        Lilly hereby represents and warrants to Amylin as of the Effective Date that:

        7.1 AUTHORIZATION; DUE EXECUTION. Lilly has the requisite corporate power and authority to enter into this Loan Agreement and to perform its obligations under the terms of this Loan Agreement and the Loan Documents and, at the time of each Conversion pursuant to Section 4 of this Loan Agreement, will have the requisite corporate power to acquire the Loan Conversion Shares. All corporate action on the part of Lilly, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Loan Agreement and the Loan Documents have been taken. This Loan Agreement has been duly authorized, executed and delivered by Lilly, and, upon due execution and delivery by Amylin, this Loan Agreement will be a valid and binding agreement of Lilly, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

        7.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Loan Agreement is made with Lilly in reliance upon Lilly's representation to Amylin, which by Lilly's execution of this Loan



                                      18.

Agreement it hereby confirms, that the Note and the Loan Conversion Shares, if any, purchased by Lilly will be acquired for investment for Lilly's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lilly has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Loan Agreement, Lilly further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Note or any of the Loan Conversion Shares, if issued.

        7.3 DISCLOSURE OF INFORMATION. Lilly has received all the information that it has requested and that it considers necessary or appropriate for deciding whether to enter into this Loan Agreement and to exercise its conversion rights under Section 4 of this Loan Agreement to acquire the Loan Conversion Shares. Lilly further represents that it has had an opportunity to ask questions and receive answers from Amylin regarding the terms and conditions of the offering of the Note and the Loan Conversion Shares.

        7.4 INVESTMENT EXPERIENCE. Lilly is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note and the Loan Conversion Shares, if issued. Lilly also represents it has not been organized solely for the purpose of acquiring the Note or the Loan Conversion Shares.

        7.5 ACCREDITED INVESTOR. Lilly is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the SEC pursuant to the Securities Act.

        7.6 RESTRICTED SECURITIES. Lilly understands that (a) the Note has not been, and that the Loan Conversion Shares will not be, registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely and that Lilly must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (b) any transfer of the Loan Conversion Shares, if issued, will be subject to the provisions of the Registration Rights Agreement; and (c) each certificate representing the Loan Conversion Shares, if issued, and the Note will be endorsed with the following legends:

                (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED;

                (ii) Any legend required to be placed thereon pursuant to the Registration Rights Agreement;



                                      19.

                (iii) Any legend required to be placed thereon by Amylin's Bylaws or under applicable state securities laws; and

and (c) Amylin will instruct any transfer agent not to register the transfer of the Note or the Loan Conversion Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made in compliance with the Securities Act, the Registration Rights Agreement and this Loan Agreement.

SECTION 8. COVENANTS

        Amylin covenants and agrees that, during the Term, it will:

        8.1 MAINTENANCE OF EXISTENCE AND RIGHTS. Maintain and preserve in full force and effect its existence and all rights, contracts, licenses, leases, qualifications, privileges, franchises and other authority necessary for the conduct of its business, and qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, except where the lapsing of any of the foregoing would not cause or result in a material adverse effect upon Amylin's ability to perform its obligations under any of the Loan Documents or the validity or enforceability of, or Lilly's rights and remedies under, this Loan Agreement or any of the other Loan Documents.

        8.2 GOVERNMENTAL AND OTHER APPROVALS. Apply for, obtain and maintain in effect, as applicable, all material authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance by Amylin of this Loan Agreement, the Collaboration Agreement, the Related Agreements, the Loan Documents, or any other documents or instruments to be executed or delivered by Amylin, in connection therewith or herewith and the transactions consummated or to be consummated hereunder or thereunder.

        8.3 COMPLIANCE WITH LAWS. Comply in all material respects with all laws, rules and regulations applicable to Amylin, except where Amylin's failure to comply with any of the foregoing would not cause or result in a material adverse effect upon Amylin's ability to perform its obligations under the Collaboration Agreement, the Related Agreements or any of the Loan Documents or the validity or enforceability of, or Lilly's rights and remedies under, this Loan Agreement or any of the other Loan Documents.

        8.4 USE OF PROCEEDS. Use the proceeds of each BID Development Advance exclusively to pay for BID Development Costs; use the proceeds of each SR Development Advance exclusively to pay for SR Development Costs; and use the proceeds of each BID Commercialization Advance exclusively to pay for BID Commercialization Costs.

        8.5 PAYMENT OF TAXES. Pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it or its income or property prior to the date on which penalties attach thereto and (b) all lawful claims and debts which, if unpaid, might become a Lien upon any of its property; provided that Amylin shall not be required to pay any such tax, assessment, charge, levy, claim or debt for which Amylin has obtained a bond or insurance, or



                                      20.

for which it has established a reserve, if the payment thereof is being contested in good faith and by appropriate proceedings which are being reasonably and diligently pursued.

        8.6 FINANCIAL AND OTHER REPORTS. Maintain a standard system of accounting in accordance with GAAP and, except to the extent publicly available in the SEC's EDGAR System, furnish or cause to be furnished to Lilly:

                (a) As soon as practicable, and in any event within forty-five
(45) days (or such shorter period of time as is required by the SEC for filing of quarterly financial statements) after the end of each of the first three fiscal quarters in each fiscal year, the consolidated balance sheet of Amylin and its subsidiaries as at the end of such period and the related consolidated statements of income and cash flows of Amylin and its subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer or treasurer of Amylin as fairly presenting in all material respects the consolidated financial position of Amylin and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in accordance with GAAP. Delivery within the time period specified above of copies of Amylin's Quarterly Reports on Form 10-Q prepared in compliance with the requirements of the Exchange Act, in the form filed with the SEC, shall be deemed to satisfy the requirements of this paragraph.

                (b) As soon as practicable, and in any event within ninety (90) days (or such shorter period of time as is required by the SEC for filing of annual financial statements) after the end of each fiscal year, (i) the consolidated balance sheet of Amylin and its subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows of Amylin and its subsidiaries for such fiscal year and, in comparative form the corresponding figures for the previous fiscal year and
(ii) an audit report on the items listed in clause (i) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of Amylin and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. Delivery within the time period specified above of Amylin's Annual Report on Form 10-K for such fiscal year (together with Amylin's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements of the Exchange Act, in the form filed with the SEC, shall be deemed to satisfy the foregoing requirements of this paragraph; provided that the auditors' report contained therein satisfies the requirements specified in clause (ii) above.

                (c) Such other reports and additional financial and other information relating to the business, affairs and financial condition of Amylin as Lilly reasonably may request in writing from time to time (subject to Amylin's obligations to third parties and provided that Amylin shall have no obligation to provide access to information that it deems highly confidential). Any information disclosed to Lilly pursuant to this Agreement shall be deemed



                                      21.

Amylin Confidential Information subject to the provisions of Article 6 of the Collaboration Agreement.

        8.7 ACCESS TO INFORMATION. At all reasonable times and as often as Lilly may reasonably request, permit authorized representatives of Lilly to: (a) have access to the financial records of Amylin and other records relating to the Collateral or the operations and procedures of Amylin; and (b) discuss the affairs, finances and accounts of Amylin with, and be advised as to the same by, the officers of Amylin, all as shall be relevant to the performance or observance of the terms, covenants and conditions of this Loan Agreement or the other Loan Documents or the financial condition of Amylin; provided, however, that the foregoing shall be subject to Amylin's obligations to third parties and in no event shall Amylin be required to provide access to information that it deems highly confidential. Any information disclosed to Lilly pursuant to this Agreement shall be deemed Amylin Confidential Information subject to the provisions of Article 6 of the Collaboration Agreement. In exercising its rights under this Section 8.7, Lilly shall take reasonable precautions so that information provided to Lilly concerning aspects of Amylin's business, operations, properties and assets unrelated to the Collaboration are used solely for purposes of administering this Loan Agreement and are not disclosed to Lilly personnel who have no need to know such information for such purpose.

        8.8 LITIGATION. Notify Lilly in writing, promptly upon learning thereof, of any litigation commenced against Amylin which may have a Material Adverse Effect.

        8.9 NOTICES/MATERIAL DEVELOPMENTS. Promptly (and in any event within three (3) calendar days) after obtaining knowledge of the occurrence of any event that has resulted in or may result in a Material Adverse Effect or a material diminution in the value of the Collateral, deliver to Lilly a statement of the chief executive officer or chief financial officer of Amylin setting forth the details of each such event and the action which Amylin has taken and proposes to take with respect thereto. In addition, Amylin shall immediately inform Lilly by written notice of the occurrence of any event or condition of any nature which may constitute or result in an Event of Default.

        8.10 NO LIENS. Not create or permit any Lien upon any part of the Collateral other than those created by the Security Agreement and Permitted Liens (as such term is defined in the Security Agreement), and other than any Lien contemplated by Section 2.7.

        8.11 NO PREPAYMENTS OF DEBT. At any time while an Event of Default shall exist, not prepay any debt to any person other than Lilly.

        8.12 NO DIVIDENDS. Not pay any dividends on, or make any distributions with respect to, its Common Stock other than distributions payable solely in additional shares of Common Stock.

SECTION 9. EVENTS OF DEFAULT

        9.1 EVENTS OF DEFAULT. The occurrence or existence of any of the following conditions or events shall constitute an "Event of Default" hereunder:



                                      22.

                (a) FAILURE TO PAY. Amylin shall fail to pay, when due any principal, interest or other sums due to Lilly under this Loan Agreement;

                (b) OTHER DEFAULTS UNDER THE LOAN DOCUMENTS. Any default in the observance or performance of any of the other conditions, covenants or agreements of Amylin set forth in this Loan Agreement or in any Loan Document, and continuance thereof for a period of [...***...];

                (c) INSOLVENCY; BANKRUPTCY. If (i) Amylin becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, liquidator, conservator or other custodian for itself, or a substantial part of its property, or makes a general assignment for the benefit of creditors; (ii) Amylin files a voluntary petition in bankruptcy or a trustee, receiver, liquidator, conservator or other custodian is appointed for Amylin or for a substantial part of its property; (iii) any bankruptcy, reorganization, debt arrangement, or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Amylin, and the same is consented to or acquiesced by Amylin, or otherwise remains undismissed for sixty (60) days; or (iv) any warrant of attachment is issued against any substantial part of the property of Amylin which is not released within thirty (30) days of service thereof.

                (d) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by Amylin in any Loan Document or in the Collaboration Agreement shall fail to be true and correct in any material respect when made or deemed to have been made.

                (e) DEFAULT WITH RESPECT TO OTHER INDEBTEDNESS. Amylin shall default with respect to (i) any payment of principal of or interest on any Other Indebtedness beyond any period of grace provided with respect thereto in an amount greater than [...***...], or (ii) the performance of any other covenant, term or condition contained in any agreement or instrument under which any Other Indebtedness is created or governed if the effect of such performance default is to accelerate the maturity of any Other Indebtedness in an amount greater than [...***...] or to permit the holder of any such Other Indebtedness to accelerate the maturity of an amount of Other Indebtedness greater than [...***...].

SECTION 10. LILLY'S RIGHTS AND REMEDIES

        10.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lilly may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Amylin:

                (a) Declare all Obligations, whether evidenced by this Loan Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided, that upon the occurrence of an Event of Default described in SECTION 9.1(c), all Obligations shall become immediately due and payable without any action by Lilly);

                (b) Cease advancing money or extending credit to or for the benefit of Amylin under this Loan Agreement; and

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                      23.

                (c) Terminate this Loan Agreement as to any future liability or obligation of Lilly, but without affecting the Obligations of Amylin to Lilly.

        10.2 WAIVER OF DEFAULTS. No Event of Default shall be waived by Lilly except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Lilly, and such waiver and shall be effective only for the specific times and purposes given. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of Lilly's rights. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of Lilly in enforcing any of Lilly's rights or remedies hereunder or under any of the other Loan Documents shall constitute a waiver of any of its rights or remedies.

        10.3 REMEDIES CUMULATIVE. Lilly's rights and remedies under this Loan Agreement, the Loan Documents, and all other agreements shall be cumulative. Lilly shall have all other rights and remedies not expressly set forth herein as provided under applicable law, or in equity. No exercise by Lilly of one right or remedy shall be deemed an election, and no waiver by Lilly of any Event of Default on Amylin's part shall be deemed a continuing waiver. No delay by Lilly shall constitute a waiver, election, or acquiescence by it. No waiver by Lilly shall be effective unless made in a written document signed on behalf of Lilly and then shall be effective only in the specific instance and for the specific purpose for which it was given.

        10.4 WAIVER. Amylin waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lilly on which Amylin may in any way be liable.

SECTION 11. AGREEMENT NOT TO SELL

        11.1 AGREEMENT NOT TO SELL. Lilly hereby agrees that, from the Effective Date until such time as the parties have received the final report of the results of all Amigo Trials, Lilly shall not, without the prior written consent of Amylin, directly or indirectly, sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of Amylin held by it at any time during such period. In order to enforce the provisions of this Section 11.1, Amylin may impose stop-transfer instructions with respect to the securities held by Lilly that are subject to the foregoing restriction until the end of such period.

SECTION 12. MISCELLANEOUS

        12.1 SUBORDINATION. To the extent set forth herein, the Indebtedness shall be subordinate and junior in right of payment to the Senior Indebtedness. Notwithstanding the foregoing, Lilly may receive from Amylin and Amylin may pay to Lilly all payments with respect to the Indebtedness as and when called for or permitted hereunder unless and until such time as any holder of Senior Indebtedness notifies Lilly that a default has occurred with respect to such Senior Indebtedness and that such defaulted Senior Indebtedness has been accelerated pursuant to its terms; thereafter, Lilly may not receive payments with respect to the Indebtedness



                                      24.

so long as such holder is diligently pursuing collection of the defaulted Senior Indebtedness by formal legal proceedings, until such time as the default with respect to such Senior Indebtedness has been cured or waived or such Senior Indebtedness has been discharged in full.

        12.2 GOVERNING LAW. This Loan Agreement, and each of the other Loan Documents shall be governed by and construed in accordance with the laws of the State of New York.

        12.3 ASSIGNMENT. This Loan Agreement will inure to the benefit and be binding upon each party, its successors and assigns. The Loan Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred by either party without the prior written consent of the other party; provided, however, that either party may, without such consent, assign this Loan Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets or business to which this Loan Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. The rights and obligations of the parties under this Loan Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any attempted assignment not in accordance with this Section will be void.

        12.4 ENTIRE AGREEMENT. This Loan Agreement, the exhibits and schedules hereto, the other Loan Documents, the Collaboration Agreement, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

        12.5 SEVERABILITY. In case any provision of this Loan Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        12.6 TITLES AND SUBTITLES. The titles of the sections and subsections of the Loan Agreement are for convenience of reference only and are not to be considered in construing this Loan Agreement.

        12.7 NOTICES. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile or email to a current fax number or e-mail address for the recipient (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

        if to Amylin, to:       Amylin Pharmaceuticals, Inc.
                                9373 Towne Centre Drive, Suite 250
                                San Diego, California  92121
                                Attention:  Chairman and Chief Executive Officer
                                Fax No.:  (858) 552-1936
                                E-Mail:  jcook@amylin.com



                                      25.

        with a copy to:         Attention: General Counsel
                                Fax No.: (858) 552-1936
                                E-Mail: lrowland@amylin.com

        if to Lilly, to:        Eli Lilly and Company
                                Lilly Corporate Center
                                Indianapolis, IN 46285
                                Attention: General Counsel

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice will be deemed to have been given when delivered if personally delivered or sent by facsimile on a Business Day, on the Business Day after dispatch if sent by nationally-recognized overnight courier and on the third Business Day following the date of mailing if sent by mail.

        12.8 WAIVER. The waiver by either party hereto of any right hereunder, or the failure to perform, or a breach by the other party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

        12.9 COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



                          [THE SIGNATURE PAGE FOLLOWS.]



                                      26.

        WITNESS the due execution hereof as of the day and year first above written.


ELI LILLY AND COMPANY                   AMYLIN PHARMACEUTICALS, INC.


By: /s/ AUGUST M. WATANABE              By: /s/ JOSEPH C. COOK, JR.
  ----------------------------------       -------------------------------------

Name: August M. Watanabe                Name: Joseph C. Cook
     -------------------------------         -----------------------------------
Title: Executive Vice President         Title: Chairman and Chief
       Science/Technology                      Executive Officer




                       [SIGNATURE PAGE TO LOAN AGREEMENT]

                                    EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                           CONVERTIBLE PROMISSORY NOTE

$110,000,000                                               San Diego, California
                                                              September __, 2002

        AMYLIN PHARMACEUTICALS , INC., a Delaware corporation ("AMYLIN"), for value received, hereby promises to pay to the order of ELI LILLY AND COMPANY, an Indiana corporation ("LILLY"), in lawful money of the United States of America, the principal amount of $110,000,000 or the aggregate principal amount of all outstanding Advances, together with interest as provided for below, payable on the dates, in the amounts and in the manner set forth below.

        1. LOAN AGREEMENT. This Convertible Promissory Note is the Note referred to in that certain Loan Agreement, dated as of the date hereof, by and between Amylin and Lilly (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein without definitions shall have the meanings given to such terms in the Loan Agreement.

        2. REQUESTS FOR ADVANCES. Amylin may request an Advance by delivering to Lilly a Borrowing Request pursuant to Section 2.2 of the Loan Agreement.

        3. PRINCIPAL PAYMENTS. Subject to the terms and conditions of the Loan Agreement, the total outstanding balance of all Indebtedness not earlier converted in accordance with the terms of the Loan Agreement shall be due and payable in accordance with the terms of the Loan Agreement.

        4. INTEREST. The outstanding Indebtedness shall accrue interest at the rate or rates per annum set forth in the Loan Agreement.

        5. CONVERSION. The outstanding Indebtedness is convertible into Common Stock of Amylin in accordance with Section 4 of the Loan Agreement.

        6. PAYMENT ON NON-BUSINESS DAY. In the event that any payment of principal, interest, fees or any other amounts payable by Amylin under or pursuant to this Note shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding

Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the applicable rate for and during any such extension.

        7. DEFAULT. Upon the occurrence of an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall become immediately due and payable as provided in the Loan Agreement, the other Loan Documents and applicable law.

        8. WAIVERS. Amylin hereby waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and Amylin agrees that no extension or indulgence to Amylin or the release, substitution or nonenforcement of any security, or the release or substitution of Amylin, whether with or without notice, shall affect the obligations of Amylin. The right to plead any and all statutes of limitation as a defense to any demands hereunder is hereby waived by Amylin to the full extent permitted by law. In addition, Amylin waives all defenses or rights to discharge available to it and waives all other suretyship defenses or rights to discharge.

        9. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York.


AMYLIN:                                AMYLIN PHARMACEUTICALS, INC.

                                       /s/ JOSEPH C. COOK, JR.
                                       -----------------------------------------
                                       By: Joseph C. Cook, Jr.
                                          --------------------------------------
                                       Its: Chairman and Chief Executive Officer
                                           -------------------------------------



                                      -2-